RESTRICTED STOCK AGREEMENT

                                       FOR

                                   AMIEL DAVID

      This RESTRICTED STOCK AGREEMENT (the "Agreement") is made and entered into effective as of April 17, 2007 (the "Agreement Date") by and between DUNE ENERGY, INC., a Delaware corporation ("Company"), and AMIEL DAVID, an individual resident in the State of Texas ("Dr. David").

                              W I T N E S S E T H:

      WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its shareholders to appoint Dr. David as a Senior Advisor to the Company's Board and to provide incentive to Dr. David to remain with the Company by making this grant of common stock in accordance with the terms and subject to the conditions provided in this Agreement; and

      WHEREAS, Dr. David is an existing executive officer of the Company and, as such, the Company's issuance of common stock to him in order to retain his services is subject to compliance with the rules of the American Stock Exchange, which rules require the Company to obtain shareholder approval prior to issuing common stock to Dr. David (the "Amex Approval");

      NOW, THEREFORE, for and in consideration of the mutual premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Award of Restricted Stock. Effective as of the date the Company obtains Amex Approval (the "Grant Date"), the Board grants to Dr. David One Million (1,000,000) shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company (collectively the "Restricted Stock"), which shares are and shall be subject to the terms, provisions and restrictions set forth in this Agreement.

2. Cancellation of Restricted Stock. In the event that, on or prior to June 30, 2007, the Company shall not have completed its acquisition of all of the outstanding capital stock of Goldking Energy Corporation ("Goldking"), pursuant to the terms of that certain Stock Purchase Agreement dated effective April 13, 2007, then this Agreement shall be terminated and all shares of Restricted Stock, if any, then granted to Dr. David hereunder shall be automatically cancelled as of that date.

3. Right of First Refusal.

      (a) Subject to the terms of this Section 3, Dr. David will not sell or transfer for consideration, or offer to sell or transfer for consideration, in one transaction or a series of related transactions, any Subject Shares (as defined below) to any Person, without first offering such Subject Shares to the Company on the terms and conditions set forth herein.

      (b) Upon Dr. David proposing or receiving a bona fide offer that is subject to Section 3(a) above, Dr. David shall promptly provide the Company with written notice thereof. If, during the ten (10) Business Day period immediately following the date that the Company receives such notice from Dr. David, (i) the Company notifies Dr. David that it declines to accept such offer to purchase such Subject Shares or (ii) the Company fails to notify Dr. David that it wishes to so purchase such Subject Shares, then Dr. David may thereafter sell such Subject Shares on the same terms and conditions as had been provided to the Company, at any time on or before that date which is 180 days after the expiration of such 10 Business Day period. If such Subject Shares are not so sold during such 180-day period, the terms and conditions of this Section 3 shall be deemed to automatically re-apply to such Subject Shares immediately following such 180-day period.

      (c) If (i) the Company notifies Dr. David that it intends to purchase the offered Subject Shares and (ii) the Company is then legally permitted to purchase the Subject Shares so offered in accordance with the laws of its state of incorporation, the Company shall deliver full payment in cash for such Subject Shares to Dr. David against delivery of the stock certificates for such Subject Shares within five (5) Business Days following its giving of such notice of acceptance to Dr. David. The purchase price per Subject Share to be paid by the Company in payment therefor will be equal to (x) the price per Subject Share offered to Dr. David by such third party, minus (y) $1.79 (the "First Refusal Discount Amount"). In the event the shares of Common Stock of the Company are subdivided into a greater number of shares of Common Stock, the First Refusal Discount Amount in effect on the day upon which such subdivision becomes effective shall be proportionately decreased, and conversely, in the event the shares of Common Stock of the Company shall be combined into a smaller number of shares of Common Stock, the First Refusal Discount Amount in effect on the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately upon the effectiveness of such subdivision or combination.

      (d) For the purposes of this Agreement, (i) "Subject Shares" shall mean the 1,000,000 shares of Common Stock acquired by Dr. David pursuant to Section 1, plus any shares of Common Stock, other capital stock or any other security or securities issued with respect thereto or in exchange therefor, in connection with any stock dividend, stock split, reverse split, recapitalization or similar corporate event involving the Common Stock, and (ii) "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are authorized or required to be closed in the State of Texas.

      (e) Nothing contained in this Section 3 shall be deemed to prohibit or restrict any transfer or assignment of any of the Subject Shares (i) to the Company, (ii) by way of gift, donation, bequest, descent or distribution or any other transfer to a trust, limited partnership or pursuant to a will or any other estate planning or estate administration process (provided that as a condition to any such permitted transfer, the assignee of such Subject Shares must expressly agree in writing to assume the restrictions against transfer and the obligations of his or its assignor set forth in this Section 3 to the same extent as such assignor), or (iii) by operation of law, court order or judicial process. The restrictions contained in this Section 3 shall apply only to the Subject Shares and shall not apply to any other shares of Common Stock or any other securities of the Company that are held or beneficially owned by Dr. David whatsoever, whether now owned, hereafter acquired or otherwise.


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

4. Vesting of Restricted Stock.

      (a) Subject to obtaining the Amex Approval, the shares of Restricted Stock shall vest immediately as of the Grant Date.

      (b) For purposes of this Agreement, the following terms shall have the meanings indicated:

            (i) "Continuous Service" shall mean the continuous service to the Company or a Related Entity, without interruption, of Dr. David, in Dr. David's capacity as the Company's Senior Advisor to the Board or of any Related Entity. Continuous Service shall not be considered interrupted (or to have ceased or terminated) in the case of (1) any approved leave of absence, (2) transfers among the Company, any Related Entity, or any successor thereto, so long as Dr. David continues in his capacity as the Senior Advisor to the Board thereof, or
(3) any change in status, if and so long as (x) Dr. David remains in the service of the Company or a Related Entity in the capacity of Senior Advisor to the Board (except as otherwise provided herein), and (y) which change in status is approved in writing by the Company or a Related Entity in its sole discretion (with an express acknowledgement that such change in status continues, and does not cease or terminate, "Continuous Service" for purposes of this Agreement). An approved leave of absence shall include sick leave or any other authorized personal leave approved by the Company in writing.

            (ii) "Related Entity" shall mean any Subsidiary, and any business, corporation, partnership, limited liability company, trust or other entity in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

            (iii) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.


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

5. Delivery of Restricted Stock.

      (a) Notwithstanding anything to the contrary contained in this Agreement, the Company may not issue any stock certificates or give instructions to cause its transfer agent to issue any stock certificates evidencing the Restricted Stock until Amex Approval has been obtained.

      (b) After Amex Approval has been obtained, one or more stock certificates evidencing the Restricted Stock shall be issued in the name of Dr. David and all such stock certificates shall bear the following legends, along with such other legends that the Board shall deem necessary and appropriate or which are otherwise required or indicated pursuant to any applicable stockholders agreement:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER THE 1933 ACT AND SUCH OTHER APPLICABLE LAWS (AS APPLICABLE) IS IN EFFECT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND LAWS AS CONFIRMED TO THE ISSUER BY AN OPINION (IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER) OF COUNSEL (SATISFACTORY TO THE ISSUER).

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO SUBSTANTIAL VESTING AND OTHER RESTRICTIONS AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES, AND INCLUDE VESTING CONDITIONS WHICH MAY RESULT IN THE COMPLETE FORFEITURE OF THE SHARES.

6. OMMITTED

7. Taxes; Gross-Up Amount.

      (a) Dr. David shall, within thirty (30) days of the Grant Date, make an election to be taxed at the Grant Date, as the time of the grant to him of the Restricted Stock, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "83(b) election"), whereby for tax purposes Dr. David's basis in the Restricted Stock shall be set at the fair market value at the Grant Date, less the First Refusal Discount Amount.

      (b) Dr. David shall be responsible for all Federal tax imposed on him under the Internal Revenue Code of 1986, as amended (the "Code"), and any state or local tax code or regulations, if applicable, together with any interest or penalties incurred by Dr. David with respect to any such taxes (collectively, the "Taxes"), as a result of being awarded the Restricted Stock (the "Restricted Stock Award"); provided, however, if Dr. David timely files a valid 83(b) election with respect to the Restricted Stock Award, then the Company shall pay to Dr. David, and Dr. David shall be entitled to receive from the Company, an additional payment (the "Gross-Up Payment") equal to all applicable Taxes (other than interest and penalties due to Dr. David's failure to timely make a valid 83(b) election, file a tax return or pay taxes shown on his return), if any, imposed by reason of the Restricted Stock Award and the payment of the Gross-Up Payment.. Any Gross-Up Payment shall be payable by the Company to or for the benefit of Dr. David no later than April 1st of the year following the year in which the income was earned.

8. Rights with Respect to Restricted Stock.

      (a) Except as otherwise provided in this Agreement, effective as of the Grant Date Dr. David shall have, with respect to all of the shares of Restricted Stock all of the rights of a holder of shares of common stock of the Company, including without limitation (i) the right to vote such Restricted Stock, (ii) the right to receive cash dividends, if any, as may be declared on the Restricted Stock from time to time, and (iii) the rights available to all holders of shares of common stock of the Company upon any merger, consolidation, reorganization, liquidation or dissolution, stock split-up, stock dividend or recapitalization undertaken by the Company; provided, however, that all of such rights shall be subject to the terms, provisions, conditions and restrictions set forth in this Agreement (including without limitation conditions under which all such rights shall be forfeited).

      (b) Notwithstanding any term or provision of this Agreement to the contrary, the existence of this Agreement, or of any outstanding Restricted Stock awarded hereunder, shall not affect in any manner the right, power or authority of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger, consolidation or similar transaction by or of the Company; (iii) any offer, issue or sale by the Company of any capital stock of the Company, including any equity or debt securities, or preferred or preference stock that would rank prior to or on parity with the Restricted Stock and/or that would include, have or possess other rights, benefits and/or preferences superior to those that the Restricted Stock includes, has or possesses, or any warrants, options or rights with respect to any of the foregoing; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the stock, assets or business of the Company; or (vi) any other corporate transaction, act or proceeding (whether of a similar character or otherwise).

9. Amendment, Modification & Assignment; Non-Transferability. This Agreement may only be modified or amended in a writing signed by the parties hereto. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement. Unless otherwise consented to in writing by the Company, in its sole discretion, this Agreement (and Dr. David' rights hereunder) may not be assigned by Dr. David, and the obligations of Dr. David hereunder may not be delegated, in whole or in part. The rights and obligations created hereunder shall be binding on Dr. David and his heirs and legal representatives and on the successors and assigns of the Company.


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

10. Complete Agreement. This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.

11. Miscellaneous.

      (a) No Right to Continued Employment or Service. This Agreement and the grant of Restricted Stock hereunder shall not confer, or be construed to confer, upon Dr. David any right to employment or service, or continued employment or service, with the Company or any Related Entity.

      (b) No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company or any Related Entity from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

      (c) Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Restricted Stock hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).

      (d) No Trust or Fund Created. Neither this Agreement nor the grant of Restricted Stock hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Related Entity and Dr. David or any other person. To the extent that Dr. David or any other person acquires a right to receive payments from the Company pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

      (e) Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware (without reference to the conflict of laws rules or principles thereof).

      (f) Interpretation. Dr. David accepts the Restricted Stock subject to all of the terms, provisions and restrictions of this Agreement. The undersigned Dr. David hereby accepts as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

      (g) Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

      (h) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by air courier or first class certified or registered mail, return receipt requested and postage prepaid, addressed as follows:

        If to Dr. David, to:      to his address on file with the Company

      If to the Company, to:      Dune Energy, Inc.
                                  3050 Post Oak Blvd., Suite 695
                                  Houston, TX  77056
                                  Attn:  Chief Executive Officer

             with a copy to:      Eaton & Van Winkle
                                  3 Park Avenue, 16th Floor
                                  New York, New York 10016
                                  Attn:  Matthew S. Cohen, Esq.

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of delivery if personally delivered; on the business day after the date when sent if sent by air courier; and on the third business day after the date when sent if sent by mail, in each case addressed to such party as provided in this Section or in accordance with the latest written direction from such party.

      (i) Non-Waiver of Breach. The waiver by any party hereto of the other party's prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

      (j) Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

                  [Remainder of Page Intentionally Left Blank]


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

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first written above.

                                              DUNE ENERGY, INC.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

AGREED AND ACCEPTED:


------------------------------
Amiel David


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